SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 18, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation


        Delaware                                        52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                             21703
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(Address of principal executive offices)                      (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 7.    Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.          Description
-----------          -----------------------------------------
(EX-23)              Consent of PriceWaterhouseCoopers LLP,
                     independent Certified Public
                     Accountants of Financial Security
                     Assurance Inc. in connection with Norwest
                     Asset Securities Corporation,
                     Mortgage Pass-Through
                     Certificates, Series 1999-7

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


February 18, 1999

                                             By: /s/ Alan S. McKenney
                                                 -------------------------------
                                                 Alan S. McKenney
                                                 Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        ------------------------------------------     --------------
(EX-23)            Consent of PricewaterhouseCoopers LLP,               E
                   independent Certified
                   Public Accountants of Financial Security
                   Assurance Inc. in connection with Norwest
                   Asset Securities Corporation, Mortgage
                   Pass-Through Certificates,
                   Series 1999-7